EXHIBIT 10.12

***Portions of this exhibit marked by brackets (“[              ]”) or otherwise identified have been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WILMAX UNIVERSAL/TM/

AMENDED AND RESTATED

PROGRAM ENROLLMENT TERMS

These Amended and Restated Program Enrollment Terms (the “PET”) are made this 1st day of November, 1996 (the “Effective Date”), by and between WorldCom Network Services, Inc. d/b/a WilTel (“WilTel”) and McLeod Telemanagement, Inc. and its wholly owned subsidiaries (collectively referred to herein as “Customer”) and are a part of their agreement for switched services, more particularly identified as TSA#MCL-940211 (the “Agreement”). In accordance with the Agreement, charges to Customer for Service obtained thereunder shall be subject to the Discount Schedule set forth below and the Agreement shall also be subject to the terms and conditions set forth herein.

1.                                       PRIOR AGREEMENT:  The parties acknowledge that they previously executed those certain Amended and Restated Program Enrollment Terms (the “Prior PET”) to the Agreement dated June 1, 1995, as well as, the Pricing Exhibit (the “Prior Pricing Exhibit”), and Service Schedule (the “Existing Service Schedule”) to the Agreement both of which are dated March 14, 1994. As of the Effective Date the parties agree that the Prior PET and the Prior Pricing Exhibit shall be canceled in their entirety and of no further force or effect with the exception of certain accrued obligations arising under the Prior PET such as the payment of money or application of credits accruing prior to the Effective Date. Further, as of the Effective Date, all Service currently being provided Customer under the Agreement will be provisioned and maintained by WilTel taking into account the terms and conditions of this Amended PET and the Existing Service Schedule.

2.                                       SERVICE TERM:  The Service Term shall commence as of the Effective Date stated above and shall continue for a period of Sixty-four (64) Months through February 1, 2002 (the “Service Term”). Upon the expiration of the Service Term, the Service in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates and discounts then in effect), subject to termination by either party upon thirty (30) days prior written notice to the other party. WilTel will not be obligated to accept any Service Request under the Agreement if Customer’s initial Service Request is not submitted by Customer within thirty (30) days of the date of this PET and further subject to a Requested Service Date within ninety (90) days of the date of this PET.

3.                                       DISCOUNT SCHEDULE:

(A) Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer’s discount (the “Discount”) will be as determined under this Subsection 2(A) taking into account any increase as described in Subsection 2(B) below. The Discount is based on the number of months contained in the Service Term divided by 12. If the number of months is less than 12, the month-to-month (MTM) discounts shall apply. If the product of the division is equal to or greater than 1 but less than 2, the 1-Year discounts apply; if the product of the division is equal to or greater than 2 but less than 3, the 2-Year discounts apply; and, if the product of the division is equal to or greater than 3, the 3- Year discounts apply. Throughout the Service Term including any applicable extensions thereto, Customer will automatically receive the next higher discount when Customer’s eligible Monthly Revenue reaches the next level.

			SERVICE TERM
Monthly Revenue (a)			MTM	1-YR	2-YR	3-YR
$0 –	$9,999	(b)	[ ]	[ ]	[ ]	[ ]
$10,000 –	$49,999		[ ]	[ ]	[ ]	[ ]
$50,000 –	$99,999		[ ]	[ ]	[ ]	[ ]
$100,000 –	$249,999		[ ]	[ ]	[ ]	[ ]
$250,000 –	$499,999		[ ]	[ ]	[ ]	[ ]
$500,000 –	$749,999		[ ]	[ ]	[ ]	[ ]
$750,000 –	$999,999		[ ]	[ ]	[ ]	[ ]
$1,000,000+			[ ]	[ ]	[ ]	[ ]

(a) For purposes of this Agreement, “Monthly Revenue” will include all of Customer’s gross measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) plus (i) three (3) times Customer’s first  [            ]  recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel, (ii) two (2) times Customer’s second   [            ] recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel, and (iii) Customer’s recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel in excess of  [            ] .. Monthly Revenue shall exclude any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as Monthly Recurring Interexchange Service charges or Switched Service charges.

(b) If Customer’s Monthly Revenue is less than   [            ] , Customer must maintain at least one (1) DS-1 circuit comprising a Service Interconnection as defined in the Service Schedule with respect to TERMINATION Service and/or 800 ORIGINATION Service.

(B) If Customer’s Minimum Commitment (as described in Section 3 below) is equal to or greater than  [            ] , all of the percentages shown in the Discount Schedule above will be increased by the following amounts based on Customer’s Minimum Commitment.

If Customer’s Minimum	The applicable percentages
Commitment is at least	will be increased by
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

EXAMPLE:  Assume Customer’s Minimum commitment is $250,000 and the Service Term is twenty-four (24) months. Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer’s applicable discount percentage will be [                  ] if Customer’s actual Monthly Revenue is less than [                  ]; [                  ] if Customer’s actual Monthly Revenue is between [                  ] and [                ], inclusive; [                  ] if Customer’s actual Monthly Revenue is between [                  ] and [                  ], inclusive; and [                  ] if Customer’s actual Monthly Revenue is equal to or greater than [                  ].

4.                                       CUSTOMER’S MINIMUM REVENUE COMMITMENT:  Commencing as of February 1, 1997 and continuing through the remainder of the Service Term and any extension thereto, (the “Commitment Period”), Customer agrees to maintain, on a take- or-pay basis subject to Section 10, Monthly Revenue of at least [                  ] (“Customer’s Minimum Revenue Commitment”).

5.                                       DEFICIENCY CHARGE:  In the event Customer does not maintain Customer’s Minimum Revenue Commitment in any month during the Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between Customer’s Minimum Revenue Commitment and Customer’s actual Monthly Revenue as described in Section 3 (the “Deficiency Charge”). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer’s Minimum Revenue Commitment for the unexpired portion of the Service Term, if (i) Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedules, or (ii) WilTel terminates this Agreement based on Customer’s default.

EXAMPLE:  Customer’s Minimum Revenue Commitment is $500,000 and Customer’s actual Monthly Revenue as described in Section 2 for one month during the Commitment Period is $430,000 (determined on a gross basis). The Deficiency charge for that month will be $70,000 which will be due at the same time payment is due for Services provided by WilTel in that month.

6.                                       APPLICATION OF DISCOUNTS:

(A) After determining Customer’s applicable discount percentage based on the Discount Schedule described in Section 2 above, the applicable percentage will be applied to Monthly Revenues comprised of Customer’s

Interstate (including Alaska, Hawaii, the United States Virgin Islands and Puerto Rico unless otherwise noted herein) measured usage charges (which includes 1+ and 800 usage, whether switched access or dedicated access or travel card usage).

(B) During the Service Term of the Agreement, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer’s measured usage charges for the preceding month (the “Discount Period”). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

(C) Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle WilTel to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

7.                                       RATES:

(A)                              TERMINATION Service

(i)                                     Interstate Rates Per Minute

[            ] Day,   [            ] Nonday within the 48 contiguous United States except with respect to termination in the SUPERSAVER LATAs described below.

(ii)                                  Interstate Extended Rates Per Minute

SEE the DEDICATED ACCESS Service Extended Rates described in Subsection 6(D) below.

(iii)                               Interstate SUPERSAVER Rates Per Minute

[            ]  Day,   [            ] Nonday. These rates are only available and only apply to Interstate TERMINATION Service calls to the SUPERSAVER LATAs set forth on Schedule 1 attached hereto (i.e., Intrastate TERMINATION Service calls will not be subject to SUPERSAVER Rates).

(iv)                              Intrastate Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the DEDICATED ACCESS Service Intrastate rates shown on Schedule 2 attached hereto.

(v)                                 International (excluding Canada and Mexico) Rates Per Minute (NOT SUBJECT TO DISCOUNT)

SEE DEDICATED ACCESS Service International rates shown on Schedule 5 attached hereto. [Note:  The applicable “Rate Plan” will be as determined under Section 8 below.]

(vi)                              Canada and Mexico Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the DEDICATED ACCESS Service Canada and Mexico rates shown on Schedule 3 attached hereto.

(B)                                800 ORIGINATION Service

(i)                                     Interstate Rates Per Minute

[            ] Day,   [            ]  Nonday within the 48 contiguous United States.

(ii)                                  Interstate Extended Rates Per Minute

SEE the DEDICATED ACCESS Service rates described in Subsection 6(D) below.

(iii)                               Intrastate Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE DEDICATED ACCESS Service Intrastate Rates shown on Schedule 2 attached hereto.

(v)                                 Canada Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the DEDICATED ACCESS Service Mexico and Canada rates shown on Schedule 3 attached hereto.

(C)                                SWITCHED ACCESS Service

(i)                                     Interstate Rates Per Minute

[            ] Day, [            ] Nonday within the 48 contiguous United States.

(ii)                                  Interstate (1+) Extended Rates Per Minute

[          ] Day, [          ] Nonday from the 48 contiguous United States to Hawaii.

[            ] Day,  [            ]  Nonday from the 48 contiguous United States to Alaska, Puerto Rico and the United States Virgin Islands.

[            ]  Day,  [            ]  Nonday from Hawaii to the 48 contiguous United States.

(iii)                               Interstate (800) Extended Rates Per Minute [NOT SUBJECT TO DISCOUNT]

[            ]  Day,  [            ]  Nonday from Hawaii to the 48 contiguous United States.

[            ]  Day,  [            ]  Nonday from Alaska to the 48 contiguous United States.

[            ]  Day,  [            ]  Nonday from Puerto Rico to the 48 contiguous United States.

[            ]  Day,  [            ]  Nonday from the United States Virgin Islands to the 48 contiguous United States.

(iv)                              Intrastate Rates Per Minute (NOT SUBJECT TO DISCOUNT]

SEE the SWITCHED ACCESS Service Intrastate rates shown on Schedule 2 attached hereto.

(v)                                 International (excluding Canada and Mexico) Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the SWITCHED ACCESS Service International rates shown on Schedule 4 attached hereto. [Note:  The applicable “Rate Plan” will be as determined under Section 8 below.]

(vi)                              Canada and Mexico Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the SWITCHED ACCESS Service Canada and Mexico rates shown on Schedule 3 attached hereto.

(D)                               DEDICATED ACCESS Service

(i)                                     Interstate Rates Per Minute

[            ]  Day,  [            ]  Nonday within the 48 contiguous United States.

(ii)                                  Interstate (1+) Extended Rates Per Minute

[            ]  Day,  [            ]  Nonday from the 48 contiguous United States to Hawaii.

[            ]  Day,  [            ]  Nonday from the 48 contiguous United States to Alaska, Puerto Rico and the United States Virgin Islands.

(iii)                               Interstate (800) Extended Rates Per Minute [NOT SUBJECT TO DISCOUNT]

[            ]  Day,  [            ]  Nonday from Hawaii to the 48 contiguous United States.

[            ]  Day,  [            ]  Nonday from Alaska to the 48 contiguous United States.

[            ]  Day,  [            ]  Nonday from Puerto Rico to the 48 contiguous United States.

[            ]  Day,  [            ]  Nonday from the United States Virgin Islands to the 48 contiguous United States.

(iv)                              Intrastate Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the DEDICATED ACCESS Service Intrastate rates shown on Schedule 2 attached hereto.

(v)                                 International (excluding Canada and Mexico) Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the DEDICATED ACCESS Service International rates shown on Schedule 5 attached hereto. [Note:  The applicable “Rate Plan” will be as determined under Section 8 below.]

(vi)                              Canada and Mexico Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the DEDICATED ACCESS Service Canada and Mexico rates shown on Schedule 3 attached hereto.

(E)                                 TRAVEL CARD Service:

(i)                                     Basic Interstate TRAVEL CARD Service Rates Per Minute

[            ]  Day,  [            ]  Nonday within the 48 contiguous United States.

(ii)                                  Basic Intrastate TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the SWITCHED ACCESS Service Intrastate rates shown on Schedule 2 attached hereto.

(iii)                               Basic International (excluding Canada and Mexico) TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the SWITCHED ACCESS Service International rates shown on Schedule 4 attached hereto. [Note:  The applicable “Rate Plan” will be as determined under Section 8 below.]  International TRAVEL CARD Service calls from the 48 contiguous United States to International locations (excluding only Canada) are subject to a surcharge of  [            ]  per call.

(iv)                              Basic Canada TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

[            ]  Day,  [            ]  Nonday from the 48 contiguous United States to Canada. TRAVEL CARD Service calls from the 48 contiguous United States to Canada are subject to a surcharge of [            ]  per call.

[            ]  Day,  [            ]  Nonday from Canada to the 48 contiguous United States. TRAVEL CARD Service calls from Canada to the domestic United States are subject to a surcharge of  [            ] per call.

(v)                                 Basic Mexico TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

SEE the SWITCHED ACCESS Service Mexico rates shown on Schedule 3 attached hereto. TRAVEL CARD Service calls from the 48 contiguous United States to Mexico are subject to a surcharge of [            ]  per call.

(vi)                              Enhanced TRAVEL CARD Service Pricing [Note:  Enhanced features to TRAVEL CARD Service are available at the rates shown on Schedule 5 attached hereto.]  [NOT SUBJECT TO DISCOUNT]

(F)                                 Directory Assistance

(i)                                     Interstate Rate Per Call [NOT SUBJECT TO DISCOUNT]:   [            ]

(ii)                                  Intrastate Rate Per Call [NOT SUBJECT TO DISCOUNT]:   [            ]

8.                                       INTERNATIONAL SERVICE:

(A) Commencing with the Effective Date, with respect to calls originating in the continental United States and terminating to an International location (excluding Puerto Rico, the United States Virgin Islands, Canada and Mexico), unless Customer has elected an International Sub-Commitment as described in Subsection (B) below, Customer’s International rates will be deemed to correspond with the level of applicable charges shown on Schedule 4 and Schedule 5, both of which are attached hereto and incorporated herein by reference based on  [            ]  of Customer’s Minimum Revenue Commitment described in Section 3 above (rounded down to the nearest International Revenue Level). In the event (i) Customer’s Service Term is Month-to- Month, or (ii) Customer’s Minimum Revenue Commitment is less than  [            ], Customer’s International rates will correspond with the applicable level of “Base International Rates” shown on Schedule 4 and Schedule 5. With respect to TERMINATION Service and 800 ORIGINATION Service calls, Customer’s International rates will be the applicable DEDICATED ACCESS Service rates.

Example: Assume Customer’s Commitment is [            ]. Customer’s applicable International rates would be deemed to correspond with the [            ] level. [[            ] x [            ]= [            ], rounded down to the nearest level].

(B) Commencing with the Effective Date and continuing through the end of the Service Term including any applicable extensions thereto (“International Commitment Period”), Customer agrees to maintain, on a take-or-pay basis, International Monthly Revenue (as described herein) of at least (check one of the following) (“Customer’s International Sub- Commitment”)  [NOTE:  If none of the boxes below are checked, Customer will be deemed to have elected an International Sub-Commitment of $0]:

            $0                $50,000              $100,000              $250,000

            $500,000              $750,000              $1,000,000

            Customer’ s Initials

For purposes of this Agreement, Customer’s “International Monthly Revenue” will be comprised of all of Customer’s gross (i.e., prior to the application of discounts) measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) associated with a call to an International location (excluding Puerto Rico, the United States Virgin Islands, Canada and Mexico).

(C) At any time during the Service Term of this Agreement, Customer may modify Customer’s International Sub-Commitment (“Customer’s Modified International Sub-Commitment”) for the remainder of the International Commitment Period by notifying WilTel in writing. Commencing with the first day of the month following at least thirty (30) days after WilTel receives the notice described herein, (i) Customer’s Modified International Sub-Commitment will be effective, and (ii) Customer’s International rates will correspond with the applicable rates shown on Schedule 4 and Schedule 5 based on Customer’s Modified International Sub-Commitment.

(D) In the event Customer does not maintain Customer’s International Sub- Commitment (or Customer’s Modified International Sub-Commitment, if applicable) in any month during the International Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between the greater of (i) Customer’s International Sub-Commitment (or Customer’s Modified International Sub-Commitment) and Customer’s actual International Monthly Revenue as defined above (the “International Deficiency Charge”), or (ii) the Deficiency Charge calculated under Section 4 above. If applicable, the International Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer’s International Sub-Commitment for the unexpired portion of the International Commitment Period if WilTel terminates this Agreement based on Customer’s default.

9.                                       WAIVER OF DEFICIENCY CHARGES:  In consideration of Customer’s commitments hereunder, WilTel agrees to waive the applicable Deficiency Charges incurred by Customer for the months of May, 1996, June, 1996, July, 1996 and August, 1996.

10.                                 CANCELLATION:  The parties agree to delete Subsection 2(A) of the TSA in its entirety and replace it with following:

“At any time after the Effective Date, Customer may cancel this Agreement if Customer provides written notification thereof to WilTel not less than sixty (60)

days prior to the effective date of cancellation, and provided the effective date of cancellation is on the first day of a calendar month. In such case, Customer shall pay to WilTel (i) all charges for Service provided through the effective date of such cancellation, plus (ii) a cancellation charge equal to  [            ]  times the number of months remaining in the Service Term after the effective date of cancellation, plus (iii) an amount equal to the difference between the discounts actually received by Customer under the agreement (i.e. taking into account Customer’s discount of  [            ] , if applicable) and the discounts Customer would have received under the Discount Schedule shown in Section 3 above based on Customer’s actual Monthly Review (collectively referred to as the “Cancellation charge”).

11.                                 COMPETITIVE OFFER:  Commencing November 1, 1997, Customer may notify WilTel (which notice may only occur once within each 12-month period) that it has received a bona fide written offer for a fully integrated service plan (the “Alternate Service Plan”) from American Telephone and Telegraph Company, MCI Communications Corporation and Sprint Communications Company (the “Alternate Carriers”) which contains rates which are [            ]  less than the average of WilTel’s measured usage charges for the most recent three (3) months for the same service. The notice shall (i) specify the Alternate Carrier by name, (ii) be signed by an officer of Customer, and (iii) contain information necessary and appropriate for WilTel to review and analyze the Alternate Service Plan. WilTel shall have ten (10) business days from receipt of notice to notify Customer that it elects to offer Customer a plan comparable to the Alternate Service Plan in which case the new rates will be effective commencing with the first full calendar month following the date of WilTel’s notification. In the event WilTel elects not to offer Customer a plan comparable to the Alternate Service Plan, Customer may terminate Customer’s Minimum Commitment described in Section 4 above without incurring any Cancellation Charge described in subsection 2(a) of the TSA. Commencing with the effective date of the termination and continuing through the end of the Service Term (including any extensions thereof), Customer will receive the applicable discounts described in Section 3 above corresponding with Customer’s actual Monthly Revenue.

12.                                 CUSTOMER CREDIT:  In lieu of a rerate, Customer will receive a credit in the amount of  [            ]  for traffic for the months of August, September, October and November 1996, this credit will be applied to either Customer’s invoice dated January 1, 1997 or February 1, 1997.

IN WITNESS WHEREOF, the parties have executed these WilMAX UNIVERSAL/TM/ Program Enrollment Terms on the date first written above.

WORLDCOM NETWORK SERVICES, INC.		MCLEOD TELEMANAGEMENT, INC.

d/b/a WilTel

By:	/s/ Charles Cole	By:	/s/ David M. Boatner
	(Signature)		(Signature)

	Charles M. Cole		David M. Boatner
	(Print Name)		(Print Name)

	Vice President Carrier Sales		President — Bus. Services
	(Title)		(Title)

ATTACHMENTS:

Schedule 1  SUPERSAVER LATAs

Schedule 2  Intrastate Rates

Schedule 3  Canada and Mexico Rates

Schedule 4  SWITCHED ACCESS Service International Rates

Schedule 5  DEDICATED ACCESS Service International Rates

Schedule 6  ENHANCED TRAVEL CARD Service Rates

Schedule 1

WilMax Universal

Interstate

SuperSaver

LATAs

City	LATA
Boston	128
New York	132
Atlantic Coast	220
Mercerville	222
Newark	224
Philadephia	228
Pittsburgh	234
Washington D.C.	236
Baltimore	238
Culpeper	246
Richmond	248
Lynchburg	250
Norfolk	252
Cleveland	320
Columbus	324
Akron	325
Evansville	330
Indianapolis	336
Detroit	340
Milwaukee	356
Chicago	358
Springfield	374
Charlotte	422
Greensboro	424
Greenville	430
Atlanta	438
Savannah	440
Albany	444
Macon	446
Pensacola	448
Jacksonville	452
Daytona Beach	456
Orlando	458
Miami	460
Louisville	462
Memphis	468
Chattanooga	472
Knoxville	474
Birmingham	476
Huntsville	477
Mobile	480
Biloxi	484
New Orleans	490
Baton Rouge	492
St. Louis	520
Springfield	522
Kansas City	524
Little Rock	528
Wichita	532
Oklahoma City	536
Tulsa	538
El Paso	540
Dallas	552
Longview	554
Austin	558
Houston	560
Beaumont	562
Corpus Christi	564
San Antonio	566
Brownsville	568
Minneapolis	628
Des Moines	632
Davenport	634
Cedar Rapids	635
South Dakota	640
Omaha	644
Idaho	652
Denver	656
Utah	660
Phoenix	666
Tucson	668
Portland	672
Seattle	674
Reno	720
Las Vegas	721
San Francisco	722
Chico	724
Sacramento	726
Los Angeles	730
San Diego	732
Monterey	736
Stockton	738
San Luis Obispo	740
Connecticut	920
Cincinnati	922
Fayetteville	949
Tampa	952
Tallahasse	953
Palm Springs	973
Rochester	974

1

Schedule 2

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal Intrastate Base Rates

	Switched		Dedicated
	Peak	Off-Pk	Peak	Off-Pk
ALABAMA
ARIZONA
ARKANSAS
CALIFORNIA(1)
California Intra-lata(2)
COLORADO
CONNECTICUT
DELAWARE
FLORIDA
GEORGIA
IDAHO
ILLINOIS
INDIANA
IOWA
KANSAS
KENTUCKY
LOUISIANA
MAINE
MARYLAND
MASSACHUSETTS
MICHIGAN
MINNESOTA
MISSISSIPPI
MISSOURI
MONTANA
NEBRASKA
NEVADA
NEW HAMPSHIRE
NEW JERSEY
NEW MEXICO
NEW YORK
NORTH CAROLINA
NORTH DAKOTA
OHIO
OKLAHOMA
OREGON
PENNSYLVANIA
RHODE ISLAND
SOUTH CAROLINA
SOUTH DAKOTA
TENNESSEE
TEXAS
UTAH
VERMONT
VIRGINIA
WASHINGTON
WEST VIRGINIA
WISCONSIN
WYOMING

(1)          Billed on an 18-sec minimum per call, with 6-sec increments (18/6)

(2)          Customers will be required to maintain an average call duration of 1 min for all Intralata and Intrastate services by products

Calls are billed in 6 second increments with a 6 second minimum.

Rates apply to both Outbound 1+ and Inbound 800 Service.

Dedicated Rates apply to Intrastate Carrier Termination Service and Intrastate 800 Origination Service.

1

Schedule 3

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal 1 + Canada / Mexico Rates

	Switched	Dedicated
Canada (1-200 miles)
off-peak
Canada (201+ miles)
off-peak
Mexico - Band 1
off-peak
Mexico - Band 2
off-peak
Mexico - Band 3
off-peak
Mexico - Band 4
off-peak
Mexico - Band 5
off-peak
Mexico - Band 6
off-peak
Mexico - Band 7
off-peak
Mexico - Band 8
off-peak

WilMax Universal Inbound 800 from Canada

	Switched	Dedicated
Peak
Off-Peak

Canada and Mexico are not eligible for discounts.

Canada and Mexico calls are billed in 6 second increments
  with a 30 second minimum.

1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal Switched International Rates

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI
CAMBODIA

1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
CAMEROON
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK
ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA

2

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
GERMANY
GHANA
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA

3

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
LIECHTENSTEIN
LITHUANIA
LUXEMBOURG
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND

4

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
NORFOLK ISLAND
NORWAY
OMAN
PAKISTAN
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN

5

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
SURINAME
SWAZILAND
SWEDEN
SWITZERLAND
SYRIA
TAIWAN
TAJIKISTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

6

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal Dedicated International Rates

	WilMax Base Rate Dedicated		50K Rate Plan Dedicated		100K Rate Plan Dedicated		250K Rate Plan Dedicated		500K Rate Plan Dedicated		750K Rate Plan Dedicated		1000K Rate Plan Dedicated
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI
CAMBODIA
CAMEROON

1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Dedicated		50K Rate Plan Dedicated		100K Rate Plan Dedicated		250K Rate Plan Dedicated		500K Rate Plan Dedicated		750K Rate Plan Dedicated		1000K Rate Plan Dedicated
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA
GERMANY
GHANA

2

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Dedicated		50K Rate Plan Dedicated		100K Rate Plan Dedicated		250K Rate Plan Dedicated		500K Rate Plan Dedicated		750K Rate Plan Dedicated		1000K Rate Plan Dedicated
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA
LIECHTENSTEIN
LITHUANIA
LUXEMBOURG

3

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Dedicated		50K Rate Plan Dedicated		100K Rate Plan Dedicated		250K Rate Plan Dedicated		500K Rate Plan Dedicated		750K Rate Plan Dedicated		1000K Rate Plan Dedicated
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND
NORFOLK ISLAND
NORWAY
OMAN
PAKISTAN

4

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Dedicated		50K Rate Plan Dedicated		100K Rate Plan Dedicated		250K Rate Plan Dedicated		500K Rate Plan Dedicated		750K Rate Plan Dedicated		1000K Rate Plan Dedicated
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN
SURINAME
SWAZILAND
SWEDEN
SWITZERLAND
SYRIA

5

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Dedicated		50K Rate Plan Dedicated		100K Rate Plan Dedicated		250K Rate Plan Dedicated		500K Rate Plan Dedicated		750K Rate Plan Dedicated		1000K Rate Plan Dedicated
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
TAIWAN
TAJIKISTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

6

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal Enhanced Travel Card Pricing

Origination from U.S. to Listed Terminating Locations

Enhanced Feature	U.S.	Overseas	Canada	Mexico	Alaska	Hawaii	P.R. & U.S.V.I.
Basic Calling per min. (day/non)
Surcharge
Conf. Calling per min (day/non)
Surcharge
Directory Assistance per call
Surcharge
Message store & forward per msg.
Surcharge
Audio Text per min.
Surcharge
Operator Services per call****
Surcharge

Origination from Listed Locations and Terminating in the U.S.

Enhanced Feature	U.S.	Overseas	Canada	Mexico	Alaska	Hawaii	P.R. & U.S.V.I.
Basic Calling per min. (day/non)
Surcharge
Conf. Calling per min (day/non)
Surcharge
Directory Assistance per call
Surcharge
Message store $forward per msg.
Surcharge
Audio Text per min.
Surcharge
Operator Services per call****
Surcharge

1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal Enhanced Travel Card Pricing

International Origination for U.S. Termination

International			Toll Free
Origination	Day	Non-Day	Access #
Canada			800-746-5131
Mexico
Australia			1-800-122-234
France			0591-5009
Germany			0130-82-7170
Hong Kong			0-800-6692
Israel			177-102-3231
Italy			1678-72-810
Japan			0031-15-1500
Korea			0078-18-800-0008
Netherlands			06-022-7118
Switzerland			155-7410
United Kingdom			0-800-96-3658

N/A - Service not available

* WilMax Universal International Switched Access Rate Schedule

** WilMax Universal Mexico Switched Access Rate Schedule

*** International Origination Rates

**** Operator Services charges are expressed as Station-Station/Person-Person

Note: Intrastate rates are at the WilMax Universal Intrastate Switched Access Rate Schedule plus $.20/$.12

Billing Increments

Domestic to Domestic	60/6
Domestic to Canada, Int’l	60/6
Domestic to Mexico	60/60
International to Domestic	60/60

2

Schedule 7

WilMax Universal International Rate Periods

[This schedule has been omitted because it is not material. The registrant agrees to furnish supplementally a copy of this schedule to the Commission upon request.]

Schedule 8

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

1+ Canada/Mexico WilMax Universal Switched Rates From Hawaii

Switched	Dedicated
Canada (1-200 miles)	N/A
off-peak	N/A
Canada (201+ miles)	N/A
off-peak	N/A
Mexico - Band 1	N/A
off-peak	N/A
Mexico - Band 2	N/A
off-peak	N/A
Mexico - Band 3	N/A
off-peak	N/A
Mexico - Band 4	N/A
off-peak	N/A
Mexico - Band 5	N/A
off-peak	N/A
Mexico - Band 6	N/A
off-peak	N/A
Mexico - Band 7	N/A
off-peak	N/A
Mexico - Band 8	N/A
off-peak	N/A

Note:                   Canada and Mexico rates are non-discountable. Calls are billed in 6 second increments with a 30 second minimum.

WILTEL - PROPRIETARY

Not for use or disclosure outside WilTel

except under written agreement

1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

1+ ORIGINATING IN HAWAII AND TERMINATING NONMAINLAND

WMU 1+ Hawaii to Extended

	Switched Day	Base Rates Non-Day	Dedicated Day	Base Rates Non-Day
1+ to Alaska			N/A	N/A
1+ to US Virg. Isl.			N/A	N/A
1+ to Puerto Rico			N/A	N/A

Calls are billed in 6 second increments with a 6 second minimum.

2

Schedule 9

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal Switched* International Rates

1+ From Hawaii (Calls are billed in 6 second increments with a 30 second minimum.)

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI

*Dedicated service not available from Hawaii.

1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
CAMBODIA
CAMEROON
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA

*Dedicated service not available from Hawaii.

2

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
GERMANY
GHANA
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA
LIECHTENSTEIN

*Dedicated service not available from Hawaii.

3

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
LITHUANIA
LUXEMBOURG
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND
NORFOLK ISLAND
NORWAY

*Dedicated service not available from Hawaii.

4

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
OMAN
PAKISTAN
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN
SURINAME
SWAZILAND
SWEDEN

*Dedicated service not available from Hawaii.

5

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

	WilMax Base Rate Switched		50K Rate Plan Switched		100K Rate Plan Switched		250K Rate Plan Switched		500K Rate Plan Switched		750K Rate Plan Switched		1000K Rate Plan Switched
COUNTRY	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk	Peak	Off-Pk
SWITZERLAND
SYRIA
TAIWAN
TAJIKSTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

*Dedicated service not available from Hawaii.

6